UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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Current Report
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of report (Date of earliest event reported): August 20, 2025
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UNITEDHEALTH GROUP INCORPORATED
(Exact name of registrant as specified in its charter)
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Delaware	1-10864	41-1321939
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 Health Drive			655 New York Avenue NW
Eden Prairie,	Minnesota	55344	Washington,	DC	20001
(Address of principal executive offices)		(Zip Code)	(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (800) 328-5979
N/A
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	UNH	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐ Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.
UnitedHealth Group Board Establishes New Public Responsibility Committee, Appoints New Lead Independent Director, and Refreshes Committee Leadership and Composition
UnitedHealth Group today announced updates to its Board of Directors, including the formation of a new Public Responsibility Committee, the appointment of a new lead independent director, and changes to its existing committee leadership and composition.
F. William McNabb has been appointed lead independent director, replacing Michele Hooper, who will continue to serve as a director. McNabb has served on the Board of Directors since 2018 and brings expertise in regulatory, finance, and capital markets, having previously served as chairman and chief executive officer of the Vanguard Group.
A newly formed Public Responsibility Committee will monitor and oversee financial, regulatory, and reputational risks that may affect the company's operations and mission. Core oversight responsibilities include underwriting and forecasting, regulatory relationships, reputational matters, and mergers and acquisitions. Michele Hooper will serve as chair of the committee and Charles Baker, Timothy Flynn and Paul Garcia will serve as members.
The creation of the Public Responsibility Committee is part of the company’s continuing commitment to a mission-driven culture of responsibility, integrity and performance. It will provide an additional layer of governance, including enhanced oversight of pricing, operational, regulatory and reputational risks. The committee will coordinate with other board committees in monitoring key risks and intersecting areas of oversight. Additional information can be found in the committee’s charter, available on the Company’s website.
UnitedHealth Group has also refreshed the leadership and membership of its four other committees:
•Audit and Finance Committee: Timothy Flynn (chair), Charles Baker and Kristen Gil
•Compensation and Human Resources Committee: Paul Garcia (chair), Valerie Montgomery Rice, M.D., John Noseworthy, M.D. and F. William McNabb
•Governance Committee: Charles Baker (chair), Timothy Flynn and Michele Hooper
•Health and Clinical Practice Policies Committee: Valerie Montgomery Rice, M.D. (chair), John Noseworthy, M.D. and Michele Hooper

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 20, 2025

UNITEDHEALTH GROUP INCORPORATED
By:	/s/ Kuai H. Leong

Kuai H. Leong
Senior Deputy General Counsel and Deputy Corporate Secretary